EXHIBIT 24

                                POWER OF ATTORNEY
                          For Registration Statement of
                               Vail Resorts, Inc.

     KNOW BY THESE PRESENTS, That each of the undersigned directors and officers of Vail Resorts, Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission, Washington, DC, ("SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a new S-8 Registration Statement and one or more post-effective amendments ("Registration Documents") to register under said Act an additional 3,545,510 shares of the Common Stock of the Company to be used in connection with the Company's 1993 Stock Option Plan and 1996 Long Term Incentive and Share Award Plan, hereby constitutes and appoints James S. Mandel, his or her true and lawful attorney-in-fact and agent, with full power to act as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign the Registration Documents and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



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                                      -2-


     IN WITNESS WHEREOF, the undersigned have hereunto set their hand this 17th day of October, 1997.


           SIGNATURES                                       TITLE


        /s/ ADAM M. ARON                          Chairman of the Board and
--------------------------------                   Chief Executive Officer
          Adam M. Aron                           (Principal Chief Executive
                                                           Officer)

        /s/ FRANK BIONDI                                   Director
--------------------------------
            Frank Biondi


        /s/LEON D. BLACK                                   Director
--------------------------------
         Leon D. Black


       /s/CRAIG M. COGUT                                   Director
--------------------------------
         Craig M. Cogut


       /s/ANDREW P. DALY                                   Director
--------------------------------
         Andrew P. Daly


     /s/STEPHEN C. HILBERT                                 Director
--------------------------------
       Stephen C. Hilbert


       /s/ROBERT A. KATZ                                   Director
--------------------------------
         Robert A. Katz


        /s/THOMAS H. LEE                                   Director
--------------------------------
         Thomas H. Lee


       /s/WILLIAM L. MACK                                  Director
--------------------------------
        William L. Mack


    /s/JOSEPH R. MICHELETTO                                Director
--------------------------------
      Joseph R. Micheletto


      /s/ANTONY P. RESSLER                                 Director
--------------------------------
       Antony P. Ressler


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                                      -3-



       /s/MARC J. ROWAN                                   Director
--------------------------------------
        Marc J. Rowan

     /s/JOHN J. RYAN III                                  Director
--------------------------------------
       John J. Ryan III

       /s/JOHN F. SORTE                                   Director
--------------------------------------
        John F. Sorte

     /s/BRUCE H. SPECTOR                                  Director
--------------------------------------
       Bruce H. Spector

    /s/WILLIAM P. STIRITZ                                 Director
--------------------------------------
      William P. Stiritz

      /s/JAMES S. TISCH                                   Director
--------------------------------------
        James S. Tisch

     /s/JAMES P. DONOHUE                         Senior Vice President and
--------------------------------------            Chief Financial Officer
       James P. Donohue                           (Principal Financial and
                                                  Accounting Officer)